                                                                    Exhibit 23.1





                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 29, 1994, except Note 8 as to which the date is June 16, 1995 in the Registration Statement (Form S-3) and related Prospectus of Somatix Therapy Corporation for the registration of 2,363,895 shares of its common stock.





San Francisco, California
June 16, 1995